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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Quantum Epitaxial Designs, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



              Pennsylvania                                      23-2566613
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(State of Incorporation or Organization)                     (I.R.S. Employer
                                                            Identification No.)

119 Technology Drive, Bethlehem, PA                                18015
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(Address of Principal Executive Offices)                         (Zip Code)

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
If this form relates to the registration     If this form relates to the registration
of a class of securities pursuant to         of a class of securities pursuant to
Section 12(b) of the Exchange Act and is     Section 12(g) of the Exchange Act and is
effective pursuant to General                effective pursuant to General Instruction A.(d)
Instruction A.(c), please check the          please check the following box.  [X]
following box.   [  ]
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Securities Act registration statement file number to which this form relates:

                                    333-37457
                             ----------------------
                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


Title of Each Class                        Name of Each Exchange on Which
to be so Registered                        Each Class is to be Registered
--------------------                       -------------------------------
        None                                            N/A

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share
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Item 1.           Description of Registrant's Securities to be Registered

                  The Common Stock, par value $0.001 of Quantum Epitaxial Designs, Inc. (the "Registrant" or the "Company") is described under the caption "Description of Capital Stock" in Registration Statement No. 333-37457 (the "Registration Statement") on Form S-1 filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The section entitled "Description of Capital Stock" in the form of prospectus included in the Registration Statement, including any form of the prospectus contained therein to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is incorporated herein by reference.

Item 2.           Exhibits

      Exhibit No.         Description
      -----------         -----------
      1                   Articles of Incorporation of Quantum Epitaxial
                          Designs, Inc., as amended (Incorporated by Reference to Exhibit 3.1 of the Registration Statement)

      2 Amended and Restated Bylaws of Quantum Epitaxial Designs, Inc. (Incorporated by Reference to
                          Exhibit 3.2 of the Registration Statement)

      3 Specimen Stock Certificate (Incorporated by Reference to Exhibit 4.1 of the Registration Statement)
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      QUANTUM EPITAXIAL DESIGNS, INC.

Date:   November 18, 1997           By: /s/ THOMAS L. HIERL
                                          -------------------------------------
                                          Thomas L. Hierl
                                          President and Chief Executive Officer
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                                  Exhibit Index

         Exhibit No.                 Description
         -----------                 -----------
         1 Articles of Incorporation of Quantum Epitaxial Designs, Inc., as amended (Incorporated by Reference to Exhibit 3.1 of the Registration Statement)

         2 Amended and Restated Bylaws of Quantum Epitaxial Designs, Inc. (Incorporated by Reference to
                            Exhibit 3.2 of the Registration Statement)

         3 Specimen Stock Certificate (Incorporated by Reference to Exhibit 4.1 of the Registration Statement)